MuniHoldings
New York Insured
Fund, Inc.



[FUND LOGO]
STRATEGIC
          Performance



Semi-Annual Report

February 28, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                        #HOLDNY -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIHOLDINGS NEW YORK INSURED FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share-holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



        MuniHoldings New York Insured Fund, Inc., February 28, 1998

DEAR SHAREHOLDER


We are pleased to provide you with this first semi-annual report for MuniHoldings New York Insured Fund, Inc. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal, New York State and New York City income taxes by investing in a portfolio of long-term, investment grade municipal obligations.

Since inception (September 19, 1997) through February 28, 1998, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.58%, based on a month-end per share net asset value of $15.76. Over the same period, the total investment return on the Fund's Common Stock was +7.28%, based on a change in per share net asset value from $15.00 to $15.76, and assuming reinvestment of $0.324 per share income dividends.

Since inception (September 19, 1997) through February 28, 1998, the Fund's Preferred Stock had an average yield of 3.13% for Series A and 3.17% for Series B.

The Municipal Market Environment
During the six months ended February 28, 1998, bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. More recently, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended February 28, 1998, US Treasury bond yields declined approximately 70 basis points (0.70%) to 5.92%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 30 basis points to end the February period at 5.36%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated to any significant extent in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, over $125 billion in new long-term municipal bonds were underwritten, an increase of over 35% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 billion in new long-term municipal securities were issued during the last three months, an increase of over 40% compared to the same three-month period ended February 28, 1997. During the past month, over $20 billion in new long-term municipal securities were underwritten, representing an increase of over 50% compared to the February 1997 level and the largest February issuance ever.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Going forward, Asian consumer demand for US products is likely to decline in response to diminished Asian economic growth. Perhaps more important, it is likely that, barring a dramatic and unexpected resurgence in domestic growth and inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the recent Asian market turmoil can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $30 billion in January and February coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of February
1998), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Since inception, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income while simultaneously achieving an above average total return. During the period, we maintained an aggressive portfolio strategy that allowed the Fund to take full advantage of the historic decline in interest rates and perform extremely well. Although some market volatility is expected, we plan to maintain the Fund's aggressive strategy. We anticipate that inflation will remain modest and that slower economic growth will emerge prior to the end of 1998. Looking ahead, we will seek to take advantage of any market setbacks in an effort to improve the call structure of the Fund and to further extend its duration.

In Conclusion
We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

April 2, 1998



Portfolio Insurance
MuniHoldings New York Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.





                                                                  MuniHoldings New York Insured Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

                        S&P          Moody's          Face                                                            Value
STATE                  Ratings       Ratings         Amount       Issue                                             (Note 1a)

New York -- 95.0%                                                Albany County, New York, Airport Authority,
                                                                 Airport Revenue Bonds, AMT (b):
                        AAA           Aaa           $1,500       5.375% due 12/15/2017                               $1,524
                        AAA           Aaa            1,500       5.50% due 12/15/2019                                 1,543
                        AAA           Aaa            1,000       Buffalo, New York, Municipal Water Finance
                                                                 Authority, Water System Revenue Bonds, 5% due
                                                                 7/01/2025 (e)                                          975
                                                                 Metropolitan Transportation Authority, New York,
                                                                 Commuter Facilities Revenue Bonds:
                        AAA           Aaa            3,000       (Grand Central Terminal), Series 1, 5.70% due
                                                                 7/01/2024 (b)                                        3,150
                        AAA           Aaa            5,400       Series A, 5.75% due 7/01/2021 (d)                    5,742
                        AAA           Aaa            7,695       Series A, 5.625% due 7/01/2027 (d)                   8,053
                        AAA           Aaa            1,000       Series B, 5% due 7/01/2020 (c)                         978
                        AAA           Aaa            2,625       Series E, 5% due 7/01/2021 (c)                       2,565
                        AAA           Aaa           11,500       Metropolitan Transportation Authority, New York,
                                                                 Dedicated Tax Fund, Series A, 5.25% due 4/01/2026
                                                                 (d)                                                 11,538
                        AAA           Aaa            1,000       Metropolitan Transportation Authority, New York,
                                                                 Transportation Facilities Revenue Bonds, Series
                                                                 C-1, 5.50% due 7/01/2022 (d)                         1,036
                        AAA           Aaa            2,385       Monroe Woodbury, New York, Central School District
                                                                 No. 1, UT, 5.625% due 5/15/2023 (d)                  2,492
                        AAA           Aaa           10,500       New York City, New York, Educational Construction
                                                                 Fund Revenue Bonds, Junior Sub-Lien, 5.50% due
                                                                 4/01/2026 (c)                                       10,844
                                                                 New York City, New York, GO, UT:
                        BBB+          A3             5,820       Series C, 5.375% due 11/15/2027                      5,807
                        A1+           VMIG1+           500       VRDN, Series B, Sub-Series B-4, 3.65% due
                                                                 8/15/2023 (a)(d)                                       500
                        AAA           Aaa            1,830       New York City, New York, IDA, Civic Facilities
                                                                 Revenue Bonds (Rockefeller Foundation Project),
                                                                 5.375% due 7/01/2023                                 1,854
                        A             A              5,000       New York City, New York, IDA, Special Facility
                                                                 Revenue Bonds (Terminal One Group Association
                                                                 Project), AMT, 6.125% due 1/01/2024                  5,298
                                                                 New York City, New York, Municipal Water Finance
                                                                 Authority, Water and Sewer System Revenue Bonds:
                        AAA           Aaa            3,400       Refunding, Series C, 5% due 6/15/2021 (e)            3,322
                        A-            A2            12,000       Series B, 5.75% due 6/15/2029                       12,677
                        AAA           Aaa            6,500       Series B, 5.125% due 6/15/2030 (e)                   6,374
                        AA            Aa3           10,000       New York City, New York, Transitional Finance
                                                                 Authority Revenue Bonds (Future Tax Secured),
                                                                 Series A, 5% due 8/15/2027                           9,671
                                                                 New York State Dormitory Authority Revenue Bonds:
                        AAA           Aaa            3,350       (Consolidated City University System), Series 1,
                                                                 5.125% due 7/01/2027 (d)                             3,307
                        A1+           VMIG1+           100       (Cornell University), VRDN, Series B, 3.65% due
                                                                 7/01/2025 (a)                                          100
                        AAA           Aaa           10,000       (Frances Schervier Home), 5.50% due 7/01/2027 (b)   10,314
                        AAA           Aaa            6,000       (Mental Health Services Facilities), Series B,
                                                                 5.375% due 2/15/2026 (b)                            6, 076
                        AAA           Aaa            5,320       (Millard Fillmore Hospital), 5.375% due 2/01/2032
                                                                 (c)(f)                                               5,385
                        AAA           Aaa            2,000       (Niagara Nursing Home), 5.60% due 8/01/2037 (d)(f)   2,079
                        AAA           Aaa           10,780       Refunding (United Hospital Health Services --
                                                                 Mortgage Hospital), 5.375% due 8/01/2027 (c)(f)     10,936
                        AAA           Aaa            5,000       (Saint Barnabas Hospital), 5.45% due 8/01/2035
                                                                 (c)(f)                                               5,103
                        AAA           Aaa            6,000       New York State Energy Research and Development
                                                                 Authority, Facilities Revenue Refunding Bonds
                                                                 (Consolidated Edison Company of New York), Series
                                                                 A, 6.10% due 8/15/2020 (c)                           6,562
                        AAA           Aaa            2,500       New York State Energy Research and Development
                                                                 Authority, Gas Facilities Revenue Bonds, RITR,
                                                                 Series 9, 7.875% due 1/01/2021 (d)(g)                2,687
                        AAA           Aaa            2,305       New York State Energy Research and Development
                                                                 Authority, PCR (New York State Electric and Gas
                                                                 Corporation Project), AMT, Series A, 6.15% due
                                                                 7/01/2026 (d)                                        2,503
                        AAA           Aaa            1,285       New York State Energy Research and Development
                                                                 Authority, Solid Waste Disposal Revenue Bonds
                                                                 (New York State Electric and Gas Company Project),
                                                                 AMT, Series A, 5.70% due 12/01/2028 (d)              1,335
                        BBB           Baa2           1,235       New York State Environmental Facilities
                                                                 Corporation, Solid Waste Disposal Revenue Bonds
                                                                 (Occidental Petroleum Corporation), AMT,
                                                                 Sub-Series A, 5.70% due 9/01/2028                    1,260
                                                                 New York State, HFA, Revenue Bonds, Series A:
                        AAA           Aaa            2,000       (Fulton Manor), 6.10% due 11/15/2025 (c)(f)          2,163
                        AAA           Aaa            1,800       Refunding (Housing Mortgage Project), 6.10% due
                                                                 11/01/2015 (b)                                       1,949
                        AAA           Aaa            3,000       Refunding (Housing Mortgage Project), 6.125% due
                                                                 11/01/2020 (b)                                       3,242
                                                                 New York State Local Government Assistance
                                                                 Corporation:
                        AAA           Aaa            2,800       Refunding, Series B, 5.50% due 4/01/2021 (c)         2,869
                        AAA           Aaa            3,000       Refunding, Series C, 5% due 4/01/2021 (d)            2,924
                        AAA           Aaa            6,510       Series O, 5% due 4/01/2023 (c)                       6,337
                        AAA           Aaa            1,000       New York State Medical Care Facilities Finance
                                                                 Agency Revenue Bonds (Mental Health Services
                                                                 Facilities), Series A, 6% due 2/15/2025 (d)          1,075
                                                                 New York State Mortgage Agency, Homeowner Mortgage
                                                                 Revenue Bonds:
                        NR*           Aa2            1,000       AMT, Series 58, 6.40% due 4/01/2027                  1,085
                        AAA           Aaa            2,140       AMT, Series 67, 5.70% due 10/01/2017 (d)             2,247
                        NR*           Aa2            6,000       AMT, Series 67, 5.80% due 10/01/2028                 6,256
                        NR*           Aa2            2,500       Refunding, AMT, Series 54, 6.20% due 10/01/2026      2,674
                        NR*           Aa2            1,000       Refunding, Series 61, 5.80% due 10/01/2017           1,050
                        NR*           Aa2            1,500       Series 59, 6.25% due 4/01/2027                       1,618
                        AAA           VMIG1+           600       New York State Thruway Authority, General Revenue
                                                                 Bonds, VRDN, 3.65% due 1/01/2024 (a)(e)                600
                        AAA           Aaa           10,000       New York State Urban Development Corporation,
                                                                 Revenue Bonds (Correctional Capital Facilities),
                                                                 Series 6, 5.375% due 1/01/2025 (c)                  10,171
                                                                 Port Authority of New York and New Jersey, Special
                                                                 Obligation Revenue Bonds, AMT, Series 6:
                        AAA           Aaa            9,980       (JFK International Air Terminal Project), 3rd
                                                                 Installment, 5.75% due 12/01/2022 (d)               10,575
                        A1+           VMIG1+           100       (Versatile Structure Obligation), VRDN, 3.55% due
                                                                 12/01/2017 (a)                                         100
                        AAA           Aaa            7,090       Suffolk County, New York, Water Authority,
                                                                 Waterworks Revenue Bonds, Series A, 5% due
                                                                 6/01/2022 (c)                                        6,924
                        AAA           Aaa           11,000       Syracuse, New York, Housing Authority, Mortgage
                                                                 Revenue Bonds (Loretto Rest), Series A, 5.70% due
                                                                 8/01/2027 (c)(f)                                    11,665
                        A+            Aa3            8,000       Triborough Bridge and Tunnel Authority, New York,
                                                                 General Purpose Revenue Bonds, Series A, 5% due
                                                                 1/01/2024                                            7,751
                                                                                                               ------------
                        Total Investments (Cost -- $229,288) -- 95.0%                                               236,865

                        Other Assets Less Liabilities -- 5.0%                                                        12,397
                                                                                                               ------------
                        Net Assets -- 100.0%                                                                       $249,262
                                                                                                               ============

                    (a) The interest rate is subject to change periodically based upon prevailing market rates.  The interest rate shown is the interest rate in effect at February 28, 1998.
                    (b) FSA Insured.
                    (c) AMBAC Insured.
                    (d) MBIA Insured.
                    (e) FGIC Insured.
                    (f) FHA Insured.
                    (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the interest rate in effect at February 28, 1998.
                     *  Not Rated.
                     +  Highest short-term rating by Moody's Investors Service, Inc.

                        See Notes to Financial Statements.

Quality Profile

                        The quality ratings of securities in the Fund as of February 28, 1998 were as follows:

                                                          Percent of
                        S&P Rating/Moody's Rating         Net Assets*

                        AAA/Aaa                              72.4%
                        AA/Aa                                12.1
                        A/A                                   7.2
                        BBB/Baa                               2.8
                        Other+                                0.5

                      + Temporary investments in short-term municipal securities.
                      * Total may not equal 100%.

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of February 28, 1998

Assets:             Investments, at value (identified cost -- $229,288,376) (Note 1a)                           $236,865,225
                    Receivables:
                    Securities sold                                                            $9,783,470
                    Interest                                                                    3,017,267         12,800,737
                                                                                             ------------
                    Deferred organization expenses (Note 1e)                                                          13,449
                                                                                                                ------------
                    Total assets                                                                                 249,679,411
                                                                                                                ------------

Liabilities:        Payables:
                    Investment adviser (Note 2)                                                    63,443
                    Dividends to shareholders (Note 1f)                                            52,555            115,998
                                                                                             ------------
                    Accrued expenses and other liabilities                                                           301,857
                                                                                                                ------------
                    Total liabilities                                                                                417,855
                                                                                                                ------------

Net Assets:         Net assets                                                                                  $249,261,556
                                                                                                                ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                    Preferred Stock, par value $.10 per share (3,800 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                          $95,000,000
                    Common Stock, par value $.10 per share (9,787,106 shares issued and
                    outstanding)                                                                 $978,710
                    Paid-in capital in excess of par                                          144,677,715
                    Undistributed investment income -- net                                        732,752
                    Undistributed realized capital gains on investments -- net                    295,530
                    Unrealized appreciation on investments -- net                               7,576,849
                                                                                             ------------
                    Total -- Equivalent to $15.76 net asset value per share of Common Stock
                    (market price -- $15.50)                                                                     154,261,556
                                                                                                                ------------
                    Total capital                                                                               $249,261,556
                                                                                                                ============

                  * Auction Market Preferred Shares.

                    See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                    For the Period September 19, 1997+ to February 28, 1998

Investment          Interest and amortization of premium and discount earned                                    $5,539,627
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                          $578,512
                    Commission fees (Note 4)                                                    102,386
                    Accounting services (Note 2)                                                 23,188
                    Professional fees                                                            21,440
                    Directors' fees and expenses                                                 10,106
                    Transfer agent fees                                                           9,529
                    Listing fees                                                                  7,691
                    Custodian fees                                                                6,019
                    Printing and shareholder reports                                              3,691
                    Pricing fees                                                                  3,288
                    Amortization of organization expenses (Note 1e)                               1,469
                    Other                                                                         7,985
                                                                                           ------------
                    Total expenses before reimbursement                                         775,304
                    Reimbursement of expenses (Note 2)                                         (482,244)
                                                                                           ------------
                    Total expenses after reimbursement                                                             293,060
                                                                                                              ------------
                    Investment income -- net                                                                     5,246,567
                                                                                                              ------------

Realized &          Realized gain on investments -- net                                                            295,530
Unrealized Gain on  Unrealized appreciation on investments -- net                                                7,576,849
Investments -- Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                       $13,118,946
                                                                                                              ============

                  + Commencement of operations.

                    See Notes to Financial Statements.






STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             For the Period
                                                                                                             Sept. 19, 1997+
                    Increase (Decrease) in Net Assets:                                                       to Feb. 28, 1998

Operations:         Investment income -- net                                                                    $5,246,567
                    Realized gain on investments -- net                                                            295,530
                    Unrealized appreciation on investments -- net                                                7,576,849
                                                                                                              ------------
                    Net increase in net assets resulting from operations                                        13,118,946
                                                                                                              ------------

Dividends to        Investment income -- net:
Shareholders        Common Stock                                                                                (3,169,014)
(Note 1f):          Preferred Stock                                                                             (1,344,801)
                                                                                                              ------------
                    Net decrease in net assets resulting from dividends to shareholders                         (4,513,815)
                                                                                                              ------------

Capital Stock       Proceeds from issuance of Common Stock                                                     146,625,000
Transactions        Proceeds from issuance of Preferred Stock                                                   95,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock Shareholders in reinvestment of dividends                85,052
                    Offering and underwriting costs resulting from the issuance of Common Stock                   (262,948)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock                (890,684)
                                                                                                              ------------
                    Net increase in net assets derived from capital stock transactions                         240,556,420
                                                                                                              ------------

Net Assets:         Total increase in net assets                                                               249,161,551
                    Beginning of period                                                                            100,005
                                                                                                              ------------
                    End of period*                                                                            $249,261,556
                                                                                                              ============

                  * Undistributed investment income -- net                                                        $732,752
                                                                                                              ============
                  + Commencement of operations.

                    See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                          Sept. 19, 1997+
                                                                                                         to Feb. 28, 1998
                    Increase (Decrease) in Net Asset Value:
Per Share           Net asset value, beginning of period                                                          $15.00
Operating                                                                                                   ------------
Performance:        Investment income -- net                                                                         .42
                    Realized and unrealized gain on investments -- net                                               .92
                                                                                                            ------------
                    Total from investment operations                                                                1.34
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                    Investment income -- net                                                                        (.32)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.03)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++
                    Dividends to Preferred Stock shareholders:
                    Investment income -- net                                                                        (.14)
                    Capital charge resulting from issuance of Preferred Stock                                       (.09)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.23)
                                                                                                            ------------
                    Net asset value, end of period                                                                $15.76
                                                                                                            ============
                    Market price per share, end of period                                                         $15.50
                                                                                                            ============

Total Investment    Based on market price per share                                                                 5.51%++++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                              7.28%++++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                   .28%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                         .74%*
                                                                                                            ============
                    Investment income -- net                                                                        4.99%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                            $154,262
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                                    $95,000
                                                                                                            ============
                    Portfolio turnover                                                                             35.57%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                                     $2,624
                                                                                                            ============

Dividends           Series A -- Investment income -- net                                                            $351
Per Share on                                                                                                ============
Preferred Stock     Series B -- Investment income -- net                                                            $357
Outstanding:                                                                                                ============

                  * Annualized.
                 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                  + Commencement of operations.
                 ++ The Fund's Preferred Stock was issued on October 7, 1997.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 19, 1997, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 16, 1997 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the period ended February 28, 1998, FAM earned fees of $578,512, of which $482,244 was reimbursed.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 19, 1997 to February 28, 1998 were
$253,127,811 and $73,091,406, respectively.

Net realized gains for the period September 19, 1997 to February 28, 1998 and net unrealized gains as of February 28, 1998 were as follows:

                              Realized          Unrealized
                               Gains              Gains

Long-term investments        $295,530           $7,576,849
                         ------------         ------------
Total                        $295,530           $7,576,849
                         ============         ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $7,576,849, all of which related to appreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $229,288,376.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 19, 1997 to February 28, 1998, increased by 9,520,000 from shares sold and by 260,439 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 1998 were as follows: Series A, 3.42% and Series B, 3.375%.

As of February 28, 1998, there were 3,800 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 19, 1997 to February 28, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $86,498 as commissions.

5. Subsequent Event:
On March 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068889 per share, payable on March 30, 1998 to shareholders of record as of March 23, 1998.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MHN